UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2004


                       SECURED DIGITAL APPLICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     0-25658                     84-1357927
(State or Other Jurisdiction   (Commission File No.)          (I.R.S. Employer
    of Incorporation)                                        Identification No.)

            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Condition

On August 23, 2004, Secured Digital Applications, Inc. issued a press release announcing its unaudited financial results for the quarter and six-month period ended June 30, 2004, in conjunction with the filing of its quarterly report on Form 10-QSB. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the `Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number              Description


99.1             Press Release dated August 23, 2004






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SECURED DIGITAL APPLICATIONS, INC.
                                                    (Registrant)



Date: August 24, 2004           By:   /s/Patrick Soon-Hock Lim
                                      --------------------------
                                         Patrick Soon-Hock Lim
                                         Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.                        Description

99.1                          Press release dated August 23, 2004.